Exhibit 10.2.1
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Amendment No. 55 (CA)		Date: November 1, 2006
SOW:	☐No
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STATEMENT OF WORK
FOR
IMPLEMENTATION OF RELEASE 3.3 WITH CHANGE ORDERS
358, 386, 392 AND 393 AND MODIFICATIONS TO EXHIBIT G
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING
ADMINISTRATION CENTER / SERVICE MANAGEMENT
SYSTEM
CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 55 (CA)		Date: November 1, 2006
SOW:	☐No
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STATEMENT OF WORK
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING
ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
Implementation of Release 3.3 with Change Orders 358, 386, 392 and 393 and Modifications to Exhibit G
1. PARTIES
This Statement of Work (this “SOW”) is entered into pursuant to Article 13 and Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the “Master Agreement”) by and between NeuStar, Inc., a Delaware corporation (“Contractor”) and the Canadian LNP Consortium, Inc., a corporation incorporated under the laws of Canada (the “Customer”).
2. EFFECTIVENESS
This SOW shall be effective as of the 1st day of November, 2006 (the “SOW Effective Date”) only upon execution of this SOW by Contractor and Customer. The number in the upper left-hand corner refers to this SOW. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.
3. ADDITIONAL SERVICES
3.1	Implementation of Release 3.3
Contractor has implemented and maintains Release 3.3 in both the production and disaster recovery sites of the Canadian service area as of April 9, 2006, which implementation, for greater certainty, was and shall be, at no cost to the Customer or any Canadian User, except as set forth in Section 7 below. Notwithstanding the foregoing, Customer and the Canadian Users have independently determined that there is an existing requirement in the Canadian service area for the functionality contained in the Change Orders (as defined in Section 3.2 below), and have requested the implementation of such Change Orders by Contractor pursuant to this SOW.

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Amendment No. 55 (CA)		Date: November 1, 2006
SOW:	☐No
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Notwithstanding the foregoing, and for greater certainty, Release 3.3 forms part of the Canadian NPAC/SMS and is subject to the terms and conditions of the Master Agreement, as amended.
3.2	Additional Services
Contractor shall perform the Additional Services set forth herein. The Additional Services under this SOW consist exclusively of the work set forth below (collectively, the “Software Development Work”) necessary to implement the change orders (the “Change Orders”) set forth below in Section 3.4, which Change Orders Contractor has already incorporated and implemented in Release 3.3 of the NPAC/SMS Software (“Release 3.3”), and which Software Development Work Contractor has already performed for other customers. The Additional Services under this SOW are an Enhancement to the Canadian NPAC/SMS Software as defined in the Master Agreement. Customer and Contractor each agree that following deployment of Release 3.3 in the Canadian service area, except with respect to “Embedded Functionalities” (defined below) and the Change Orders implemented pursuant to this SOW, Canadian Users will not be granted or entitled to access or use any of the functionalities of any of the other change orders in Release 3.3 (the “Excluded Change Orders”), until Customer executes and delivers a Statement of Work with and to Contractor with respect to such Excluded Change Orders, as set forth below. Until such time and without execution of such a Statement of Work by and between Customer and Contractor, Canadian Users shall be granted and shall be entitled to access and use, in addition to the Change Orders, only those functionalities of Release 3.3 which either: (1) do not implement the Excluded Change Orders; or (2) which implement the Excluded Change Orders but which are inherent or embedded in Release 3.3 which are not severed and which must be accessed or used to access and use the other functionalities of Release 3.3, including the Change Orders (such inherent or embedded functionalities referred to as the “Embedded Functionalities”).
3.3	Software Development Work
The Software Development Work includes the following activities already performed for other customers of Contractor as of the SOW Effective Date: NPAC/SMS requirements definition; NPAC/SMS system design; NPAC/SMS code and unit test; NPAC/SMS system integration test; NPAC/SMS system and regression test; program management; quality assurance; configuration control and documentation management.
3.4	Change Orders

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Amendment No. 55 (CA)		Date: November 1, 2006
SOW:	☐No
☑Yes
Contractor shall implement and provide to Customer the functionality of the North American Numbering Council (NANC) Change Orders set forth below.
•	NANC 358 — Change SPID Definition
The current ASN.1 definition allows the SPID to be variable 1-4 alphanumeric characters. The current behavior in the NPAC requires SPID to be four alphanumeric characters, as defined in the current data model in the FRS — a “New Service Provider ID, Character (4), Old Service Provider ID, Character (4)”, and the GDMO “Valid values are the Facilities Id (or OCN) of the service provider.”
This Change Order will correct the ASN.1 definition to match the current implementation.
•	NANC 386 — Single Association for SOA/LSMS
Currently, the FRS does NOT address the number of concurrent connections to the NPAC using the same CMIP association function and specific bit mask value. Therefore, there are no requirements to either support or deny this functionality. Because change order ILL-5 was proposed during the initial implementation of the NPAC, the NPAC partially supports multiple associations. This partial implementation can allow a situation where there are one or more non-functional CMIP associations between a SOA/LSMS and the NPAC. This situation causes an unnecessary consumption of NPAC resources (and possibly SOA/LSMS resources as well).
This Change Order will remedy this situation by only allowing a single CMIP association between a SOA/LSMS and the NPAC, for any given association function and specific bit mask value. In the update, if a valid association is active, and a new association request with the same bit mask is sent from a SOA/LSMS to the NPAC, the NPAC will abort the first association, and process the request for the second association.
•	NANC 392 — Removal of Cloned Copies of SVs and NPBs
Currently, the FRS requires the NPAC to create cloned copies of SVs and NPBs (a pre-change snapshot, with a new ID and status = old) when various updates are performed (modifies, NPA Splits, SPID Migrations, etc.). This is in addition to updating the data on the “real” SV/NPB. These cloned copies are never broadcast

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Amendment No. 55 (CA)		Date: November 1, 2006
SOW:	☐No
☑Yes
to the SOA or LSMS, so neither system knows about these SVs/NPBs. Additionally, some Service Providers have stated that the current functionality is confusing because of the cloned copies, which are returned in a query, since the SOA or LSMS does not know about these ported numbers and their associated “intermediate” SV-IDs.
This Change Order will remedy this situation by eliminating the “intermediate” records. The known/broadcasted records will remain in the NPAC, based on current functionality, and will continue to be updated when modified to reflect the current SV/NPB data.
•	NANC 393 — NPAC Performance Requirements
The LNPAWG’s Architecture Planning Team evaluated performance numbers and performance requirements, based on porting projections published in the NFG Model (NPAC Forecasting Group). These projections were used along with available actual volume (top 5 SOA participation percentages, peak/offpeak volume percentages, mix of activates/modifies/disconnects, busy hour/busy day, etc.), to obtain updated performance requirements for the NPAC/SMS.
The current FRS performance requirements do not fully account for sustained and peak performance requirements. This Change Order provides NPAC/SMS performance requirements to account for sustained, peak, and total bandwidth numbers. These new numbers represent a clarification of the measurement of NPAC performance.
These changes are reflected in the FRS with the deletion of assumptions AR6-1 and AR6-2, the addition of assumptions AR6-3, AR6-4, AR6-5, and AR6-6, the deletion of requirement R6-29.1, the updating of requirements R6-28.1, R6-28.2, and R6-29.2, and the addition of requirements RR6-107, RR6-108, and RR6-109. These updated NPAC performance requirements, as specified in the revised FRS, affect Exhibit G and Article 31 of the Master Agreement, which shall be amended accordingly as provided herein.
3.5	Acceptance
If not accepted sooner by Customer, the Additional Services shall be deemed to have been accepted (“Acceptance”) upon the absence of Critical Defects (as defined herein) in Release 3.3 as implemented hereunder as of thirty (30) days after the SOW Effective Date. For purposes of this Section 3.3, a “Critical Defect” shall mean any functional

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Amendment No. 55 (CA)		Date: November 1, 2006
SOW:	☐No
☑Yes
defect in the Canadian NPAC/SMS that prevents one or more Users from performing a create, activate, modify, or delete of a ported number record. The Critical Defect must be reproducible by Customer and Contractor, and one for which no acceptable alternative functionality can be identified.
4. OUT OF SCOPE SERVICES
This SOW contains the agreed upon terms and conditions that shall govern Contractor’s performance of the Additional Services described herein. The Additional Services provided for in this SOW shall not be interpreted, implied, or assumed to include any other service(s) (hereinafter “Out of Scope Services”), which Out of Scope Services shall be provided in accordance with the Master Agreement and, specifically, Article 13, Additional Services.
5. APPLICABLE DOCUMENTS
The following internal documents are applicable to the Additional Services contemplated under this SOW:

Ö	Functional Requirements Specifications
N/A	Requirements Traceability Matrix
N/A	External Design
N/A	System Design
N/A	Detailed Design
N/A	Integration Test Plan
N/A	System Test Plan
N/A	Software Quality Assurance Program Report
N/A	User Documentation
N/A	Software Configuration Management Plan
N/A	Standards and Metrics
6. IMPACTS ON MASTER AGREEMENT
The following portions of the Master Agreement are impacted by this SOW:

None	Master Agreement
Ö	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
None	Exhibit E Pricing Schedules

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Amendment No. 55 (CA)		Date: November 1, 2006
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None	Exhibit F Project Plan and Test Schedule
Ö	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit I Key Personnel
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit O Statement of Work Cost Principles
7. COMPENSATION
7.1	Obligation
Upon Acceptance of the Additional Services set forth in this SOW, Contractor shall be entitled to be compensated for the Additional Services described herein in the amount and on the terms and conditions described below. Such compensation shall be the obligation of each applicable User. For the purposes of and in accordance with Section 23.3 of the Master Agreement (“Users Liability for Payments”), Additional Services, to the extent actually performed, shall be considered to be services performed prior to any effective date of termination. Accordingly, and notwithstanding any other provisions to the contrary in the Master Agreement or any exhibit attached thereto, but subject to Section 23.3 of the Master Agreement, in the event any amounts owed pursuant to this SOW remain outstanding upon any termination or expiration of the Master Agreement or this SOW, such amounts shall be immediately due and payable by the applicable User, as provided for herein.
7.2	Pricing
The Change Orders have been incorporated into Release 3.3 of the NPAC/SMS Software under Statements of Work in all United States Service Areas, for the prices set forth in Table 1 below.
The Change Orders have been subject to pricing in accordance with the Statements of Work listed in Table 1. The “Aggregate Change Order Price” set forth in Table 1 refers to that portion of the “SOW Price” in the applicable SOW allocated to the identified Change Order. Contractor has billed the seven United States “Subscribing Customers” equally for the Aggregate Change Order Price.

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Amendment No. 55 (CA)		Date: November 1, 2006
SOW:	☐No
☑Yes
The pricing (the “SOW Price”) for Customer under this SOW shall be a non-recurring charge equal to a one-eighth share of the Aggregate Change Order Price corresponding to each Change Order, as set forth below in Table 1 as the “Customer Share”, whereby the Canadian price is calculated using the currently-specified conversion rate of 1.1274 in accordance with SOW46 Revision 2.

Aggregate Change
		Order Price		Customer Share		Customer Share
Change Order	SOW	($US)		(US$)		(CA$)
NANC 358	SOW49R1	$	[***]	$	[***]	$	[***]
NANC 386	SOW49R1	$	[***]	$	[***]	$	[***]
NANC 392	SOW49R1	$	[***]	$	[***]	$	[***]
NANC 393	SOW49R1	$	[***]	$	[***]	$	[***]
TOTAL		$	[***]	$	[***]	$	[***]
Table 1
Contractor represents and warrants that the Aggregate Change Order Prices for each Change Order were calculated and billed under Statements of Work for the NAPM under similar, but not identical terms and conditions. Contractor acknowledges and agrees that the pricing for the Additional Services corresponding to Change Orders have been derived and calculated in material compliance with Exhibit O of the Master Agreement.
For greater certainty, the pricing set forth herein shall be specific and applicable to this SOW 55(CA) only, and shall not constitute or be construed as any form of precedent or course of dealing between the Parties with respect to the method of allocation of Statement of Work costs as between customers of the Contractor, or the applicability of Exhibit O generally, and further shall not be accepted or be deemed to be accepted by the Parties as applicable to any other Statement of Work that may be entered into between the Parties.
7.3	Payment
Contractor shall prepare invoices and bill Users the Non-Recurring Charge, as directed by Customer in an Allocation Model and in accordance with the Master Agreement and NPAC/SMS User Agreements thereunder. Contractor shall prepare invoices in accordance with the Master Agreement invoicing, which may include invoicing for charges under other Statements of Work agreed to pursuant to Article 13 of the Master

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Amendment No. 55 (CA)		Date: November 1, 2006
SOW:	☐No
☑Yes
Agreement, on the last day of a calendar month and shall send such invoice to each User for the amount of its User charges. Contractor shall include a summary of the charges under this SOW in the monthly billing report issued to Customer. All invoices shall be due and payable within forty-five (45) days of the date of the invoice. Late payments will be subject to a one and one-quarter percent (1.25%) interest charge per month, or, if lower, the maximum rate permitted by law.
7.4	Disputes
Any billing disputes shall be promptly presented to Contractor in reasonable detail, in writing. Any requests for adjustment shall not be cause for delay in payment of the undisputed balance due. User may withhold payment of any amounts which are subject to a bona fide dispute; provided it shall pay all undisputed amounts owing to Contractor that have been separately invoiced to User. If re-invoice occurs following the thirty (30) day payment schedule, then such invoice for the undisputed amount shall be paid within ten (10) business days of receipt by User. User and Contractor shall seek to resolve any such disputes expeditiously, but in any event within thirty (30) days after receipt of notice thereof. All disputed amounts ultimately paid or awarded to Contractor shall bear interest from the thirtieth (30th) day following the original invoice date.
7.5	Taxes
Each User shall remit to or reimburse Contractor for any taxes that it is obligated to pay by law, rule or regulation or under this SOW or its respective NPAC/SMS User Agreement.
8. MODIFICATIONS TO EXHIBIT G
8.1	Background
NANC 393 provides consistent SOA to NPAC and NPAC to LSMS transaction requirements, for sustained rates, and adds a region-wide performance requirement. The SOA rate doubles; the LSMS rate effectively remains constant (but reflects the 4.0 CMIP transactions/second sustained LSMS transaction rate rather than the peak 5.2 CMIP transaction (i.e., 25 TNs per second) rate. The overall impact of NANC 393 is an enhanced performance requirement.
Because the current Functional Requirements Specification (“FRS”) performance requirements do not fully account for sustained and peak performance requirements, NANC 393 provides NPAC/SMS performance requirements to account for sustained,

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Amendment No. 55 (CA)		Date: November 1, 2006
SOW:	☐No
☑Yes
peak, and total bandwidth numbers. These new numbers represent a clarification of the measurement of NPAC performance. These changes are reflected in the FRS with the deletion of assumptions AR6-1 and AR6-2, the addition of assumptions AR6-3, AR6-4, AR6-5, and AR6-6, the deletion of requirement R6-29.1, the updating of requirements R6-28.1, R6-28.2, and R6-29.2, and the addition of requirements RR6-107, RR6-108, and RR6-109. The updated NPAC performance requirements, as specified in the revised FRS, affect Exhibit G under the Master Agreement.
Upon the completion of all the activities set forth above and the implementation of NANC 393 in the Canadian Service Area, the changes to SLR5 set forth below in Section 8.2 and the changes to SLR6 set forth in Section 8.3 shall take effect on the first day of the month following the latest date of signature of this SOW by either Party.
8.2	SLR 5 Change
As a result of the update to NPAC performance requirement R6-28.1 and the addition of performance requirement RR6-107, SLR5 — SOA to NPAC Interface Transaction Rates (Customer) of Exhibit G (Service Level Requirements) under the Master Agreement applicable in the Canadian Service Area is hereby amended by deleting in its entirety the “Service Commitment Level” entry for SLR 5 — SOA to NPAC Interface Transaction Rates (Customer) in this Service Area and replacing it with the following:
To the extent there is sufficient load, maintain, for 95% of the CMIP transactions, a rate of 4 CMIP transactions per second (sustained) for each SOA to NPAC SMS interface association; however, this interface requirement does not apply when there are at least 40 CMIP transactions per second (sustained) for a single NPAC/SMS region. Neither criterion applies if throughput is impacted by delays caused by all Users.
8.3	SLR 6 Change
As a result of the deletion of requirement R6-29.1 and the update to NPAC performance requirement R6-29.2 and introduction of performance requirements RR6-108 and RR6-109, the “Service Commitment Level” entry for SLR 6 — NPAC to LSMS Interface Transaction Rates (Customer) in the Canadian Service Area is deleted in its entirety and replaced with the following:
To the extent there is sufficient offered load, maintain, for 95% of the CMIP transactions, a rate of 4 CMIP transactions per second (sustained) over each NPAC/SMS to LSMS interface association; however, this

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Amendment No. 55 (CA)		Date: November 1, 2006
SOW:	☐No
☑Yes
interface requirement does not apply when there are at least 156 CMIP transactions per second (sustained) for a single NPAC/SMS region. Neither criterion applies if throughput is impacted by delays caused by all Users.
8.4	Modification of Article 31
R6-29.1 and R6-29.2 formed the basis for the final milestone throughput goal of 25 TN’s per second. Contractor represents that it has achieved well in excess of 25 TNs per second in laboratory tests. Therefore, Contractor and Customer agree that the first Paragraph of Article 31, as introduced by Article 19 of that certain Amending Agreement, effective March 31, 2003, is hereby rescinded in its entirety.
9. MISCELLANEOUS
9.1	Counterparts
This SOW may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
9.2	Continuation of Master Agreement and User Agreement
Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this SOW. From and after the SOW Effective Date, this SOW shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.

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Amendment No. 55 (CA)		Date: November 1, 2006
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9.3	Entire Agreement
This SOW sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.
[THIS SPACE INTENTIONALLY LEFT BLANK]

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Amendment No. 55 (CA)		Date: November 1, 2006
SOW:	☐No
☑Yes
IN WITNESS WHEREOF, the undersigned have executed and delivered this Statement of Work:
CONTRACTOR: NeuStar, Inc.

Signature:	/s/ Michael O’Connor
	Name:	Michael O’Connor
	Title:	VP—Customer Relations
Date: 19 December 2006
CUSTOMER: Canadian LNP Consortium, Inc.

Signature:	/s/ Jacques Sarrazin
	Name:	/s/ Jacques Sarrazin
	Title:	President
Date: December 20, 2006
Payment Term (check one): ☑ Lump Sum